For Tax-Exempt Income



Tax-Free Pennsylvania Fund
Tax-Free New Jersey Fund
Tax-Free Ohio Fund

              [various photos demonstrating service and guidance,
                       professional management and goals]

service and guidance


professional management


1999
Annual Report


goals

DELAWARE INVESTMENTS(SM)
-----------------------
PHILADELPHIA o LONDON

A TRADITION OF SOUND INVESTING

A Commitment
To Our Investors

commitment

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.

   Delaware manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Fund Objectives

TAX-FREE PENNSYLVANIA FUND
Seeks a high level of current interest income exempt from federal income tax and Pennsylvania state and local taxes, consistent with preservation of capital.

TAX-FREE NEW JERSEY FUND
Seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.

TAX-FREE OHIO FUND
Seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital.


Table of Contents

LETTER TO SHAREHOLDERS             Page           1
PORTFOLIO MANAGERS' REVIEW         Page           3
   TAX-FREE PENNSYLVANIA FUND      Page           4
   TAX-FREE NEW JERSEY FUND        Page           5
   TAX-FREE OHIO FUND              Page           5
STATEMENT OF NET ASSETS            Page           9
FINANCIAL HIGHLIGHTS               Page          18



tax exempt income

tradition
                                                                    tax-exempt
                                                                      income
                                                                        1
March 12, 1999



Dear Shareholder:

DURING FISCAL 1999, GLOBAL ECONOMIC
turmoil drove foreign and domestic investors to the safety and liquidity of U.S. Treasuries. Increased demand bolstered Treasury prices and pushed yields lower. Municipal bond yields declined also, but to a much lesser extent. This narrowed the gap that normally exists between yields on tax-free municipal bonds and taxable Treasuries.

   By October, at the height of the Treasury market's price rally, longer term municipal bonds offered as much as 98% of the income potential of comparable Treasuries. Although this fell to about 89% by the end of our reporting period, historically municipal bonds have yielded 83% of Treasuries (Source: Municipal Market Data). Therefore, we believe municipal bonds are still undervalued relative to Treasuries and still offer attractive income potential.

   For the 12 months ended February 28, 1999, total returns for Tax-Free Pennsylvania Fund, Tax-Free New Jersey Fund and Tax-Free Ohio Fund (for Class A shares at net asset value) outpaced the average of comparable funds in their respective states, as shown in the table below. However, we fell short of the broad-based Lehman Brothers Municipal Bond Index.

   In fiscal 1999, we increased the average duration (sensitivity to interest rates) on all three funds in order to take advantage of higher yields available on longer term tax-exempt bonds and to benefit from a possible recovery in bond prices if interest rates rose. This had a positive impact on the Funds' performance.

     Supply of high-grade municipal bonds was unusually strong over the past 12 months. Over $285 billion in new bonds


ANNUAL TOTAL RETURN AT NET ASSET VALUE
--------------------------------------------------------------------------------

                                                            12 Months Ended
                                                           February 28, 1999
--------------------------------------------------------------------------------
Tax-Free Pennsylvania Fund Class A                               +4.64%
Lipper Pennsylvania Municipal Bond Fund Average (61 funds)       +4.62%
--------------------------------------------------------------------------------
Tax-Free New Jersey Fund Class A                                 +5.93%
Lipper New Jersey Municipal Bond Fund Average (55 funds)         +5.22%
--------------------------------------------------------------------------------
Tax-Free Ohio Fund Class A                                       +5.12%
Lipper Ohio Municipal Bond Fund Average (52 funds)               +5.04%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                             +6.15%
--------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of distributions. For complete performance for all Classes, see pages 7 and 8. Each index shown above is unmanaged. The Lehman Brothers Municipal Bond Index includes bonds of various qualities from many states.

for tax-exempt
   income
     2

was available in 1998, the second largest annual supply on record. Pennsylvania was the nation's 4th largest issuer, up 33% over the previous year, while New Jersey and Ohio ranked 9th and 10th, respectively, according to The Bond Buyer, a municipal bond trade publication.

   A surge in refunding activity - up 42% since 1997 - contributed to the high volume of new municipal bonds in 1998. Like homeowners who take advantage of low interest rates to refinance their mortgage, municipalities can refinance older bonds that were issued when interest rates were higher. Many states, including Pennsylvania, capitalized on lower interest rates to reduce existing debt payments.

   On the pages that follow, portfolio managers Patrick Coyne and Mitchell Conery review developments in the municipal bond market during fiscal 1999, as well as the performance and current portfolio positioning of Tax-Free Pennsylvania, New Jersey and Ohio Funds. They also share their outlook for fiscal 2000.

   We appreciate your investment, and we look forward to helping you reach your financial goals well into the new millennium.

Sincerely,


/s/ Jeffrey J. Nick
------------------------------------
JEFFREY J. NICK
Chairman, President and
Chief Executive Officer
Delaware Investments Family of Funds




discipline

--------------------------------------------------------------------------------
JEFFREY J. NICK NAMED CHAIRMAN
On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies, an indirect parent company of Delaware Investments, since October 1996, and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor of arts degree from Princeton University.
--------------------------------------------------------------------------------
                                                                 for tax-exempt
                                                                     income
                                                                       3


Portfolio Managers' Review

Patrick P. Coyne and Mitchell L. Conery
Vice Presidents/Senior Portfolio Managers
March 12, 1999


MUNICIPAL BOND YIELDS RIVALED TREASURIES
Last spring as we began fiscal 1999, the U.S. economy had entered its eighth consecutive year of expansion, the stock market was posting solid gains, and fixed-income securities offered attractive income amid a low inflation environment.

   But over the summer and early fall, economic and currency problems erupted in Russia and along the Pacific Rim, and U.S. corporate earnings slowed. Investors sought refuge in U.S. Treasury bonds. As bond prices rose, the yield on the 30-year U.S. Treasury hit an historic low of 4.72% in October. As a result, municipal bond yields gained ground on Treasury yields.

   By late fall, 30-year AAA (the highest quality rating) general obligation municipal bonds had a yield of 4.82%, approximately 98% of the yield available from comparable maturity Treasuries. This was a compelling value given that the interest on municipal bonds is exempt from federal income tax.

   As we concluded fiscal 1999, the yield on the 30-year U.S. Treasury had moved up to 5.58%. (Source: Bloomberg Business News) Though this widened the yield gap between municipal bonds and Treasuries, municipal bond yields were still closer to Treasuries than they normally are.

MUNICIPAL CREDIT
QUALITY IMPROVED
Other reasons municipal bonds remain an attractive investment, in our opinion, are the financial strength of state and local governments and the improving credit quality of their debt issues. In 1998, credit quality upgrades exceeded downgrades by a seven-to-one margin, according to Standard & Poor's.


AAA MUNICIPAL YIELDS AS A PERCENTAGE OF TREASURY YIELDS
--------------------------------------------------------------------------------
MARCH 1, 1998 - FEBRUARY 28, 1999


Average
Duration                     February 28, 1999   High          Low
--------------------------------------------------------------------------------
30 Years                             89%          97%          86%
20 Years                             90%          98%          84%
10 Years                             80%          91%          78%
5 Years                              72%          88%          72%
--------------------------------------------------------------------------------
Higher percentages indicate that municipal bonds offer attractive income levels compared to U.S. Treasuries. Historically, long-term municipal bonds have yielded about 83% of what comparable Treasuries yield. Based on this measure, we believe long-term municipals offer the best value currently.

Source: Municipal Market Data.

for tax-exempt
   income
     4


   During the year, the difference between yields of bonds with a quality rating of AAA (the highest rating available) and those with lower ratings narrowed. Because of this, we felt that it was more prudent to purchase higher quality bonds because we weren't gaining sufficient extra income in return for the extra risk related to lower grade bonds. The table below reflects our focus on higher credit quality.

STRATEGIC POSITIONING
Tax-Free Pennsylvania Fund
Late in fiscal 1999, we began to lengthen the average duration of Tax-Free Pennsylvania Fund. Our goal was to capture the higher income potential of long-term bonds. As of February 28, the Fund's average duration (sensitivity to interest rates) was 7.2 years, up 1.1 from 6.1 years at the end of last fiscal year.

   Our longer durations and our focus on bonds rated BBB or better contributed positively to the Fund's performance. As of fiscal year-end, over 86% of Tax-Free Pennsylvania Fund was allocated to investment-grade bonds; 60% was invested in securities rated AAA. Our emphasis on very high quality bonds also helps reduce overall credit risk in the portfolio.

   Bonds that were pre-refunded made up the largest portion of the Fund's sector allocation. With interest rates at their lowest levels in years, many municipalities refinanced their existing debt to reduce their long-term obligations. Many of our pre-refunded holdings have high coupon rates (the stated rate of interest on the bond) and have added nicely to the Fund's dividend.

   Hospital revenue bonds accounted for 20.38% of the portfolio's net assets as of February 28, 1999. We remain cautiously optimistic about the hospital sector. After last year's highly publicized bankruptcy of Allegheny Health Systems, many Pennsylvania hospitals have begun to trim costs and manage their facilities more efficiently. This is an encouraging development, but one that has not yet spread to all hospitals. Extensive credit analysis is essential to distinguish between the good and bad apples.

   We did not own Allegheny at the time it filed for bankruptcy; our credit research led us to sell it well ahead of its troubles.

PORTFOLIO CREDIT QUALITY
--------------------------------------------------------------------------------
FEBRUARY 28, 1999

                         Tax-Free           Tax-Free         Tax-Free
                    Pennsylvania Fund    New Jersey Fund     Ohio Fund
--------------------------------------------------------------------------------
AAA                        60.07%            77.13%            42.17%
AA                          8.87%             2.48%             7.10%
A                           6.83%             8.33%             0.00%
BBB                         6.49%             6.59%            21.67%
BB & B                      3.76%             1.32%            17.31%
Not Rated                  13.98%             4.15%            11.75%
                                                                 for tax-exempt
                                                                      income
                                                                         5


We believe this in-depth credit research has enabled us to pinpoint hospitals in solid financial condition.

TAX-FREE NEW JERSEY FUND
In her 1999 State of the State Address this past January, New Jersey Governor Christine Todd Whitman called the health of the nation's Garden State "vibrant and vigorous." A strong growing economy and low unemployment have contributed to a positive outlook for the state and strong credit ratings for its municipalities.

   As of February 28, Tax-Free New Jersey Fund held nearly 95% of its total net assets in investment-grade municipal bonds, with more than 77% in AAA bonds. This offered us additional credit protection during the year, and helped us lower our overall credit risk.

   In order to capture higher income, we extended the Fund's average duration. This was a significant driving force in the Fund's performance.

   For the 12-month period, Tax-Free New Jersey Fund delivered a total return of 5.93%, (for class A shares at net asset value) outpacing the average of its peers. The Fund's largest holding was a revenue bond issued by the New Jersey Economic Development Authority to fund the United Water New Jersey Project. This project has helped municipalities to save on wastewater management costs by aligning public water utilities with private service providers.

   Because New Jersey residents bear a higher overall tax burden than half the country - New Jersey ranked 22nd among all states in 1998 for state and local taxes+ - investor demand for New Jersey tax-exempt bonds is strong. However, there has not been a tremendous amount of supply, which can occasionally make our job of investing portfolio assets more challenging.

TAX-FREE OHIO FUND
Like New Jersey, Ohio is also considered a "high tax" state. It ranked 24th among all states in 1998 for state and local taxes.+ The demand for bonds by Ohio investors looking to reduce their tax liability has tax-free
new jersey

tax-free
ohio

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
FEBRUARY 28, 1999
                                 Tax-Free            Tax-Free        Tax-Free
                             Pennsylvania Fund   New Jersey Fund     Ohio Fund
--------------------------------------------------------------------------------
Number of Securities                120                 39               20
Average Effective Maturity      10.83 years         18.7 years      13.43 years
Average Duration                 7.2 years          10.9 years       8.7 years
AMT Income*                        1.99%               14.92%           21.75%
Average Coupon                     5.98%                5.07%            5.51%
Current 30-Day SEC Yield**
   Class A                         3.52%                4.13%            4.48%
   Class B                         2.85%                3.52%            3.91%
   Class C                         2.85%                3.52%            3.91%
--------------------------------------------------------------------------------
    *Amount of income subject to the federal alternative minimum tax for the 12 months ended February 28, 1999.
   **Calculated according to Securities and Exchange Commission Guidelines.


+ Source: The Tax Foundation.

for tax-exempt
   income
     6

outnumbered the supply of municipal bonds available for investing, a trend similar to what we've experienced in New Jersey.

   Revenue bonds issued to finance projects in transportation, airports and higher education made up another one-third of the portfolio. AMT revenue bonds - bonds issued for industrial development and that have interest subject to the federal alternative minimum tax - accounted for 3.4% of the portfolio's asset mix.

   Tax-Free Ohio Fund benefited from additional income earned as a result of a longer duration. We slightly lengthened the average duration during this period from 8.4 years to 8.7 years. This was a longer duration than the average of its peers and helped boost the Fund's relative performance in fiscal 1999.

   The Fund's top holding is Air Freight. This express mail service represented 12.8% of net assets. As intermediate-term interest rates have declined, Air Freight's 6.05% coupon rate provided attractive income for the Fund. We also benefited from a pre-refunded revenue bond issued by the Ohio State Turnpike Commission which offered a higher than average coupon compared to revenue bonds issued by other states' turnpike commissions.

MARKET OUTLOOK
   As we expected, 1999's supply of new municipal bonds has slowed from last year's levels primarily because most municipalities have already refinanced existing debt at lower interest rates.

   We expect to continue our strategy of increasing each Fund's income potential by extending average duration, consistent with the Fund's objective. Although municipal bonds still appear relatively inexpensive when compared to Treasuries, we believe the real "value opportunities" are at the far end of the maturity spectrum where interest rates are higher.

   To help manage the risks of investing in longer term bonds, we continue to focus on securities with investment-grade quality ratings. With state and local governments' credit quality improving, we believe municipal bonds remain a sound choice for investors seeking to increase their income potential without increasing their tax liability.


outlook
                                                                 for tax-exempt
                                                                     income
                                                                        7
Performance Summary

TAX-FREE PENNSYLVANIA FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
10 YEARS ENDED FEBRUARY 28,1999

               Lehman Brothers       Tax-Free Pennsylvania   U.S. Consumer Price
            Municipal Bond Index    Capitalize Fund Class A   Index (Inflation)
            --------------------    -----------------------   -----------------
2/28/89         $  9,625                   $10,000                 $10,000
2/28/90           10,460                    11,027                  10,526
2/28/91           11,218                    12,043                  11,085
2/29/92           12,464                    13,246                  11,398
2/28/93           14,108                    15,069                  11,768
2/28/94           14,901                    15,903                  12,064
2/28/95           15,036                    16,203                  12,409
2/29/96           16,551                    17,993                  12,728
2/28/97           17,272                    18,985                  13,125
2/28/98           18,599                    20,719                  13,314
2/28/99           19,455                    22,006                  13,568


Chart assumes $10,000 invested on February 28, 1988, a 3.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


TAX-FREE PENNSYLVANIA FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH FEBRUARY 28, 1999

                                Lifetime   Ten Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/23/77)
   Excluding Sales Charge        +6.61%      +7.30%       +5.50%      +4.64%
   Including Sales Charge        +6.42%      +6.89%       +4.69%      +0.70%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge        +5.41%       --            --         3.81%
   Including Sales Charge        +5.07%       --            --        -0.13%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge        +4.74%       --            --        +3.81%
   Including Sales Charge        +4.74%       --            --        +2.83%


Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and Class C results excluding sales charge assumes either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. Returns reflect voluntary expense limitations and would have been lower without the limitations.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. (For Tax-Free Pennsylvania Fund, a 12b-1 fee was effective on 6/1/92).

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
    income
      8

TAX-FREE NEW JERSEY AND OHIO FUNDS
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
SEPTEMBER 2, 1997 TO FEBRUARY 28, 1999

                   Tax-Free New Jersey     Tax-Free Ohio      Lehman Brothers
                         A Class           Fund A Class     Municipal Bond Index
                         -------           ------------     --------------------
  9/2/97                 $ 9,632             $ 9,632              $10,000
 9/30/97                   9,772               9,771               10,000
10/31/97                   9,825               9,822               10,064
11/30/97                   9,921               9,918               10,123
12/31/97                  10,116              10,094               10,271
 1/31/98                  10,224              10,183               10,377
 2/28/98                  10,230              10,170               10,380
 3/31/98                  10,250              10,189               10,389
 4/30/98                  10,167              10,104               10,343
 5/31/98                  10,333              10,341               10,506
 6/30/98                  10,393              10,382               10,547
 7/31/98                  10,407              10,393               10,573
 8/31/98                  10,560              10,578               10,737
 9/30/98                  10,694              10,729               10,871
10/31/98                  10,606              10,712               10,871
11/30/98                  10,627              10,749               10,909
12/31/98                  10,669              10,750               10,943
 1/31/99                  10,769              10,864               11,073
 2/28/99                  10,750              10,769               11,025


Chart assumes $10,000 invested on September 2, 1997, a 3.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


TAX-FREE NEW JERSEY AND OHIO FUNDS PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH FEBRUARY 28, 1999

                                Tax-Free New Jersey Fund    Tax-Free Ohio Fund
                                  Lifetime    One Year     Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/2/97)
   Excluding Sales Charge          +7.91%      +5.93%       +7.79%      +5.12%
   Including Sales Charge          +5.23%      +1.99%       +5.12%      +1.23%
--------------------------------------------------------------------------------
Class B (Est. 9/2/97)
   Excluding Sales Charge          +6.78%      +5.14%       +5.78%      +4.37%
   Including Sales Charge          +4.17%      +1.14%       +3.15%      +0.43%
--------------------------------------------------------------------------------
Class C (Est. 9/2/97)
   Excluding Sales Charge          +6.15%      +5.14%       +5.79%      +4.37%
   Including Sales Charge          +6.15%      +4.14%       +5.79%      +3.38%



Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and Class C results excluding sales charge assumes either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. Returns reflect voluntary expense limitations and would have been lower without the limitations.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. (For Tax-Free Pennsylvania Fund, a 12b-1 fee was effective on 6/1/92).

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                         for tax-exempt income 9


Financial Statements


DELAWARE GROUP STATE TAX-FREE INCOME TRUST -
TAX-FREE PENNSYLVANIA FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999
--------------------------------------------------------------------------------
                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   -----------
MUNICIPAL BONDS - 98.37%
AIRPORT REVENUE BONDS - 1.08%
Philadelphia Pennsylvania Authority for Industrial
   Development Airport Revenue Systems
   (Philadelphia Airport Project)
   Series A 5.125% 07/01/28 AMT (FGIC) .............  $10,000,000  $9,887,000
                                                                 -------------
                                                                    9,887,000
                                                                 -------------
CONTINUING CARE/RETIREMENT REVENUE BONDS - 0.59%
Philadelphia Pennsylvania Authority for Industrial
   Development Revenue (Stapley In Germantown
   Continuing Care Community)
   6.60% 01/01/16 ..................................    5,250,000   5,463,623
                                                                 -------------
                                                                    5,463,623
                                                                 -------------
HIGHER EDUCATION REVENUE BONDS - 14.12%
Dauphin County General Authority College Revenue
   (Holy Family College) 7.50% 12/01/19 ............    3,025,000   3,239,321
Delaware County Authority University Revenue
   (Villanova University) 5.80% 08/01/25
     (AMBAC) .......................................    7,000,000   7,521,570
   (Villanova University) 9.625% 08/01/02
     (Escrowed to Maturity) ........................      360,000     400,504
Montgomery County Higher Education and Health
   Authority Revenue (Beaver College)
   5.85% 04/01/21 (Connie Lee) .....................    5,465,000   5,870,503
Northampton County Higher Education
   Authority Revenue (Lehigh University)
     Series A 5.50% 11/15/11 .......................    2,630,000   2,813,706
   (Lehigh University)
     Series B 5.25% 11/15/21 .......................    9,025,000   9,133,751
Northeastern Pennsylvania Hospital and Education
   Authority School Revenue (Wyoming Seminary
   Project) 4.75% 10/01/28 .........................    3,000,000   2,827,320
Pennsylvania State Higher Educational Facilities
   Authority Revenue College Revenue
   (Elizabethtown College) 6.50% 06/15/15 ..........    6,700,000   7,105,819
   (LaSalle University) 9.50% 05/01/03
     (Escrowed to Maturity) ........................      315,000     353,474
   (Temple University) 5.00% 04/01/29
     (MBIA) ........................................    8,950,000   8,812,707
   (Temple University) 5.75% 04/01/31
     (MBIA) ........................................    8,000,000   8,300,480
   (University of Pennsylvania)
     4.625% 07/15/30 ...............................    4,000,000   3,686,400
   (University of Pennsylvania)
     4.75% 07/15/33 ................................   14,420,000  13,494,236

                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   -----------
MUNICIPAL BONDS (CONTINUED)
HIGHER EDUCATION REVENUE BONDS (CONTINUED)
   (University of Pennsylvania)
     5.90% 09/01/15 ................................   $4,205,000  $4,504,018
Pennsylvania State Higher Educational Facilities
   Authority Revenue State System
   Series M 5.75% 06/15/20 (AMBAC) .................   17,730,000  18,632,812
   Series P 5.00% 06/15/19 (AMBAC) .................   10,000,000   9,936,200
Pennsylvania State University
   Series A 5.00% 08/15/27 .........................   20,000,000  19,700,800
Swarthmore Borough Authority (Swarthmore College)
   5.00% 09/15/28 ..................................    2,000,000   1,963,620
   6.00% 09/15/12 ..................................    1,270,000   1,392,657
                                                                 -------------
                                                                  129,689,898
                                                                 -------------
HOSPITAL REVENUE BONDS - 20.38%
Allegheny County Pennsylvania Hospital Development
   Authority Revenue
   (Allegheny Valley Hospital) 7.75% 08/01/20 ......    2,840,000   2,511,668
   (Allegheny Valley Hospital Facility Management
     Corp.) 7.50% 08/01/13 .........................      390,000     346,012
Allegheny County Pennsylvania Hospital Development
   Authority Revenue Health Center
   (University of Pittsburgh)
     Series A 5.625% 04/01/27 (MBIA) ...............    1,000,000   1,047,350
   (UPMC Health)
     Series B 6.00% 07/01/23 (MBIA) ................    5,745,000   6,583,368
   (UPMC Health)
     Series B 6.00% 07/01/26 (MBIA) ................    4,750,000   5,476,655
   (UPMC Health)
     Series B 6.00% 07/01/27 (MBIA) ................    9,325,000  10,775,784
Allegheny County Pennsylvania Hospital Development
   Authority Revenue Health System Revenue
   (Catholic Health East)
     Series A 4.875% 11/15/18 ......................    5,665,000   5,493,634
   (Catholic Health East)
     Series A 4.875% 11/15/26 ......................    8,500,000   8,120,305
Berks County Pennsylvania Municipal Authority
   Health Care - Pooled Fing PJ
   5.00% 03/01/28 ..................................   10,700,000  10,242,468
Chester County Pennsylvania Health and Educational
   Facilities Authority Health System Revenue
   (Jefferson Health Systems)
     Series B 5.375% 05/15/27 ......................   18,270,000  18,352,398
Delaware County Pennsylvania Authority
   (Escrowed to Maturity)
   (Mercy Health Corp.) 6.00% 12/15/26 .............    3,500,000   3,953,565

10 for tax-exempt income


TAX-FREE PENNSYLVANIA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   -----------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Monroeville Hospital Authority Revenue
   (Forbes Health System) 6.25% 10/01/15 ...........  $ 3,500,000 $ 3,144,400
   (Forbes Health System) 7.00% 10/01/13 ...........    7,265,000   6,745,625
Philadelphia Pennsylvania Hospital Higher Education
   Facilities Authority Hospital Revenue
   (Children's Hospital of Philadelphia)
     Series A 5.50% 02/15/22 .......................    5,600,000   5,651,296
   (Children's Seashore House)
     Series A 7.00% 08/15/17 .......................    3,100,000   3,387,742
   (Children's Seashore House)
     Series B 7.00% 08/15/22 .......................    2,100,000   2,294,922
   (Jeanes Health System Project)
     6.85% 07/01/22 ................................   18,020,000  19,373,302
   (Presbyterian Medical Center)
     6.65% 12/01/19 (Escrowed to Maturity) .........   13,000,000  15,475,720
   (Roxborough Memorial Hospital)
     7.25% 03/01/24 ................................   12,190,000  13,026,112
   (Temple University Hospital)
     6.625% 11/15/23 ...............................   16,500,000  17,591,475
Sayre-Health Care Facilities (VHA of
   Pennsylvania, Inc.) (Capital Asset Financing
   Program - Guthrie Medical Center)
   Series A 6.00% 03/01/21(AMBAC) ..................    7,000,000   7,222,390
   Series A 7.625% 12/01/15 (AMBAC) ................    1,000,000   1,057,820
   Series B 7.625% 12/01/15 (AMBAC) ................    2,490,000   2,633,972
Scranton-Lackawanna Health and Welfare Authority
   (Allied Services Rehabilitation Hospitals)
   7.60% 07/15/20 ..................................    5,640,000   6,215,111
Westmoreland County Pennsylvania Industrial
   Development Authority Hospital Revenue
   (Citizen General Hospital) 5.25% 07/01/15 .......   11,000,000  10,556,480
                                                                 ------------
                                                                  187,279,574
                                                                 -------------
HOUSING REVENUE BONDS - 5.43%
Montgomery County Pennsylvania Redevelopment
   Authority Multi-Family Housing
   (KBF Associates Project)
   Series A 6.50% 07/01/25 .........................   20,810,000  22,114,371
   Series B 7.25% 07/01/25 .........................   15,090,000  16,013,659
Pennsylvania Housing Finance Agency Single
   Family Mortgage
   Series Y 7.45% 04/01/16 (FHA) ...................    1,350,000   1,390,149
   Series Z 7.50% 10/01/10 .........................    1,250,000   1,309,188
Pennsylvania Housing Finance Agency Single
   Family Mortgage AMT
   Series 57A 6.15% 04/01/27 .......................    5,000,000   5,248,600
   Series 59A 5.80% 10/01/29 .......................    2,950,000   3,032,040
Philadelphia Pennsylvania Redevelopment Authority
   Home Improvement
   Series A 7.375% 06/01/03 ........................      770,000     779,625
                                                                 -------------
                                                                   49,887,632
                                                                 -------------

                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   -----------
MUNICIPAL BONDS (CONTINUED)
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 3.24%
Delaware County Pennsylvania Industrial Development
   Authority-Resource Recovery/
   Browning Ferris Industries
   Series A 6.10% 07/01/13 .........................  $12,000,000 $12,833,280
   Series A 6.20% 07/01/19 .........................    9,000,000   9,621,810
Philadelphia Pennsylvania Authority for Industrial
   Development Industrial and Commercial Revenue
   (Girard Estates Facilities Leasing Project)
   5.00% 05/15/27 ..................................    7,500,000   7,300,425
                                                                 ------------
                                                                   29,755,515
                                                                 ------------
POLLUTION CONTROL REVENUE BONDS - 7.88%
Beaver County Pennsylvania Industrial Development
   Authority Pollution Control Revenue
   (Cleveland Electric Illuminating Project)
     7.625% 05/01/25 ...............................    8,500,000   9,663,990
     Series A 7.75% 07/15/25 .......................   10,000,000  11,469,300
Delaware County Pennsylvania Industrial
   Development Authority Pollution Control Revenue
   (Philadelphia Electric Company)
   Series A 7.375% 04/01/21 ........................   10,250,000  10,997,738
Lehigh County Pennsylvania Industrial Development
   Authority Pollution Control Revenue
   (Pennsylvania Power and Light Company Project)
   Series A 5.50% 02/15/27 (MBIA) ..................    5,000,000   5,183,700
   Series A 6.40% 11/01/21 (MBIA) ..................    7,000,000   7,594,930
   Series B 6.40% 09/01/29 (MBIA) ..................   15,000,000  16,662,900
Montgomery County Pennsylvania Industrial
   Development Authority Pollution Control Revenue
   (Philadelphia Electric Company)
   6.70% 12/01/21 (MBIA) ...........................   10,000,000  10,803,000
                                                                 ------------
                                                                   72,375,558
                                                                 ------------
*PRE-REFUNDED BONDS - 21.43%
Abington School District
   6.00% 05/15/26-06 (FGIC) ........................    6,000,000   6,743,880
Allegheny County Pennsylvania Hospital Development
   Authority Revenue
   (South Hills Health Facilities)
   6.00% 05/01/20-02 (MBIA) ........................    1,500,000   1,608,885
Allegheny County Pennsylvania Sanitation
   Authority Revenue
   Series A 7.50% 12/01/16-99 (FGIC) ...............    1,780,000   1,799,420
   Series B 7.50% 12/01/16-99 (FGIC) ...............    4,020,000   4,063,858
   Series C 6.50% 12/01/16-01 (FGIC) ...............    4,500,000   4,856,175
Delaware County Authority University Revenue
   (Haverford College)
   7.375% 11/15/20-00 (MBIA) .......................    3,275,000   3,555,602
Doylestown Hospital Authority (Doylestown Hospital)
   Series C 6.90% 07/01/19-99 (AMBAC) ..............    1,750,000   1,806,910
Harrisburg Water Authority Revenue
   7.00% 07/15/15-01 (FGIC) ........................   12,000,000  12,959,520
                                                        for tax-exempt income 11


TAX-FREE PENNSYLVANIA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   -----------
MUNICIPAL BONDS (CONTINUED)
PRE-REFUNDED BONDS (CONTINUED)
Philadelphia Authority For Industrial Development
   Revenue (Cathedral Village)
   7.25% 04/01/15-03 ...............................   $2,000,000  $2,292,600
Pennsylvania Higher Education Facilities Authority
   College & University Revenue
   (Hahnemann University)
   6.90% 07/01/21-01 (MBIA) ........................   13,000,000  14,234,220
Pennsylvania Intergovernmental Cooperative
   Authority Special Tax Revenue
   (City of Philadelphia Funding Program)
   6.80% 06/15/22-02 ...............................    2,125,000   2,333,654
Pennsylvania State Turnpike Commission Turnpike
   Revenue
   Series E 7.55% 12/01/17-99 (MBIA) ...............      495,000     521,299
   Series I 7.20% 12/01/17-01 (FGIC) ...............    8,915,000   9,944,950
   Series J 7.20% 12/01/17-01 (FGIC) ...............    8,995,000  10,034,192
   Series K 7.50% 12/01/19-99 ......................   10,000,000  10,527,600
Pennsylvania State University Revenue
   Series 89 6.75% 07/01/14-99 .....................   14,195,000  14,647,253
Philadelphia Regional Port Authority Lease Revenue
   7.15% 08/01/20-00 (MBIA) ........................   16,315,000  17,185,079
Philadelphia Water & Sewer Revenue
   7.00% 08/01/18-01 ...............................   20,650,000  22,331,323
Puerto Rico (Commonwealth of) General Obligation
   6.00% 07/01/22-02 ...............................    3,585,000   3,911,952
   6.50% 07/01/18-99 ...............................    2,745,000   2,777,254
   7.25% 07/01/10-00 ...............................    1,370,000   1,467,750
Sewickley Valley Hospital Authority Refunding
   (Sewickley Valley Hospital Project)
   7.50% 10/01/06-99 ...............................    1,295,000   1,353,547
Swarthmore Borough Authority (Swarthmore College)
   6.00% 09/15/12-00 ...............................    5,730,000   6,142,732
   7.375% 09/15/20-00 ..............................   14,000,000  14,979,160
University Area Joint Authority Water and Sewer
   Revenue 7.10% 09/01/20-00 (MBIA) ................    6,000,000   6,391,500
Washington County Authority Revenue
   (Shadyside Hospital)
   Series 85D 7.45% 12/15/18-00 (AMBAC) ............    7,500,000   8,108,175
York County Hospital Revenue Authority (York
   Hospital) 7.00% 07/01/21-01 (AMBAC) .............    9,500,000  10,279,190
                                                                 ------------
                                                                  196,857,680
                                                                 ------------
SCHOOL DISTRICT GENERAL OBLIGATION BONDS - 2.67%
Central Dauphin Pennsylvania School District
   Series AA 4.50% 12/01/18 (MBIA) .................    1,000,000     931,700
Philadelphia Pennsylvania Area School District
   Series A 4.75% 04/01/27 (MBIA) ..................   16,950,000  15,972,494
Pottsville Pennsylvania Area School District 9.375%
   05/01/06 (Escrowed to Maturity) (AMBAC) .........      900,000   1,191,951
Radnor Township Pennsylvania School District
   Second Series 5.00% 03/15/26 ....................    6,460,000   6,431,382
                                                                 ------------
                                                                   24,527,527
                                                                 ------------

                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   -----------
MUNICIPAL BONDS (CONTINUED)
TRANSPORTATION REVENUE BONDS - 1.40%
Pennsylvania State Turnpike Commission
   Turnpike Revenue
   Series L 6.25% 06/01/11 (AMBAC) .................   $9,000,000  $9,598,590
   Series N 6.50% 12/01/13 .........................    3,000,000   3,222,270
                                                                 ------------
                                                                   12,820,860
                                                                 ------------
WASTE DISPOSAL REVENUE BONDS - 0.14%
Greater Lebanon Refuse Authority Solid Waste
   Revenue Refunding 7.00% 11/15/04 ................    1,200,000   1,313,076
                                                                 ------------
                                                                    1,313,076
                                                                 ------------
WATER & SEWER REVENUE BONDS - 4.45%
Dauphin County Pennsylvania Industrial Development
   Authority Water Development Revenue
   Series B 6.70% 06/01/17 .........................    1,750,000   2,065,928
Philadelphia Pennsylvania Water & Waste Water
   Revenue
   5.60% 08/01/18 (MBIA) ...........................    6,870,000   7,178,669
   Series A 5.00% 08/01/22 (AMBAC) .................    6,320,000   6,285,177
   Series A 5.125% 08/01/27 (AMBAC) ................   14,225,000  14,298,401
Pittsburgh Pennsylvania Water & Sewer Revenue
   7.25% 09/01/14 (Escrowed to Maturity)
   (FGIC) ..........................................    9,000,000  11,044,440
                                                                 ------------
                                                                   40,872,615
                                                                 ------------
OTHER GENERAL OBLIGATION BONDS - 7.23%
Falls Township Pennsylvania General Obligation
   7.00% 12/15/10 (MBIA) ...........................    3,000,000   3,160,080
New Morgan Pennsylvania General Obligation
   Guaranteed Revenue 8.00% 11/01/05 ...............    7,745,000   8,416,259
Philadelphia Pennsylvania General Obligation
   4.75% 05/15/20 (FGIC) ...........................   10,800,000  10,339,812
Philadelphia Pennsylvania General Obligation
   5.00% 05/15/25 (MBIA) ...........................   11,690,000  11,405,582
Philadelphia Pennsylvania General Obligation
   5.00% 03/15/28 (FSA) ............................   11,125,000  10,858,445
Puerto Rico (Commonwealth of) General Obligation
   5.40% 07/01/25 ..................................   10,000,000  10,392,800
   5.75% 07/01/17 ..................................   11,000,000  11,899,690
                                                                 ------------
                                                                   66,472,668
                                                                 ------------
OTHER REVENUE BONDS - 8.33%
Cambria County Hospital Development Authority
   Health Center Revenue (Allegheny Lutheran
   Social Ministries Project) 8.25% 06/15/17 .......    3,250,000   3,510,683
Chester (City Of) Pennsylvania Guaranteed Host
   Community Resource Recovery Revenue
   7.25% 12/01/05 ..................................   10,925,000  11,803,807
Dauphin County Pennsylvania General Authority
   Office & Parking/Forum PL
   Series A 6.00% 01/15/25 .........................    4,000,000   4,039,960
Dauphin County Pennsylvania General Authority
   Office & Parking/Riverfront Office Center
   Project Series A 6.00% 01/01/25 .................    8,000,000   8,010,480

12 for tax-exempt income


TAX-FREE PENNSYLVANIA FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   -----------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
Delaware County Authority Revenue (Main Line &
   Haverford Nursing and Rehabilitation Center)
   9.00% 08/01/22 ..................................   $1,975,000  $2,276,425
Erie Western Pennsylvania Port Authority General
   Revenue 6.25% 06/15/10 AMT ......................    1,365,000   1,508,175
**FAC Municipal Trust Series 99-1, Inverse Floater
   7.88% 12/15/14 ..................................   31,000,000  34,895,460
Harrisburg Pennsylvania Authority Office & Parking
   Revenue Series A 6.00% 05/01/19 .................    3,000,000   3,024,930
+Philadelphia Gas Works Revenue
   5.23% 01/01/12 (AMBAC) ..........................    2,500,000   1,372,450
Southeastern Pennsylvania Transit Authority SPL
   Revenue Series A 4.75% 03/01/29 .................    4,000,000   3,797,840
+Westmoreland County Municipal Authority Municipal
   Service Revenue
   Series A 4.97% 08/15/23 (FGIC) ..................    8,000,000   2,247,920
                                                                 ------------
                                                                   76,488,130
                                                                 ------------
Total Municipal Bonds (cost $847,658,942)                         903,691,356
                                                                 ------------

TOTAL MARKET VALUE OF SECURITIES - 98.37%
   (cost $847,658,942) ........................................  $903,691,356
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.63% .......    15,005,531
                                                                 ------------
NET ASSETS APPLICABLE TO 110,757,220 SHARES
   OUTSTANDING - 100.00% ......................................  $918,696,887
                                                                 ============

NET ASSET VALUE - TAX-FREE PENNSYLVANIA FUND A CLASS
   ($871,739,509 / 105,096,086 SHARES) ........................         $8.29
                                                                 ============
NET ASSET VALUE - TAX-FREE PENNSYLVANIA FUND B CLASS
   ($42,993,928 / 5,183,302 SHARES) ...........................         $8.29
                                                                 ============
NET ASSET VALUE - TAX-FREE PENNSYLVANIA FUND C CLASS
   ($3,963,450 / 477,832 SHARES) ..............................         $8.29
                                                                 ============
----------------------
Summary of Abbreviations:
     AMBAC - Insured by AMBAC Indemnity Corporation
Connie Lee - Insured by College Construction Insurance Association
      FGIC - Insured by the Financial Guaranty Insurance Company
       FHA - Insured by the Federal Housing Administration
       FSA - Insured by Financial Security Assurance
      MBIA - Insured by the Municipal Bond Insurance Association
----------------------
    *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
   **Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect on February 28, 1999.
    +The interest rate shown for this security is the effective yield.
----------------------
COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Capital shares (unlimited authorization - no par) .............  $869,825,569
Distributions in excess of net realized gains on investments ..    (7,161,096)
Net unrealized appreciation of investments ....................    56,032,414
                                                                 ------------
Total net assets                                                 $918,696,887
                                                                 ============

TAX-FREE PENNSYLVANIA FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                                     Market
                                                                      Value
                                                                 ------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE PENNSYLVANIA FUND
Net asset value A Class (A) ...................................         $8.29
Sales charge (3.75% of offering price or 3.86%
   of amount invested per share) (B) ..........................          0.32
                                                                 ------------
Offering price                                                          $8.61
                                                                 ============
----------------------
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP STATE TAX-FREE INCOME TRUST -
TAX-FREE NEW JERSEY FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999

                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                      ----------   -----------
MUNICIPAL BONDS - 96.37%
AIRPORT REVENUE BONDS - 1.27%
New Jersey Economic Development Authority Special
   Facilities Revenue (Continental Airlines Project)
   AMT 5.50% 04/01/28 ..............................     $50,000        $49,582
                                                                   ------------
                                                                         49,582
                                                                   ------------
CONTINUING CARE/RETIREMENT REVENUE BONDS - 1.32%
New Jersey Economic Development Authority Revenue
   Reference First Mortgage The Evergreens
   6.00% 10/01/22 ..................................      50,000         51,578
                                                                   ------------
                                                                         51,578
                                                                   ------------
GENERAL OBLIGATION REVENUE BONDS - 1.28%
Evesham Township New Jersey
   Series A 5.00% 09/15/17 (FGIC) ..................      50,000         50,068
                                                                   ------------
                                                                         50,068
                                                                   ------------
HIGHER EDUCATION REVENUE BONDS - 11.12%
New Jersey State Educational Facilities Authority
   (Drew University Issue)
     Series C 5.00% 07/01/17 (MBIA) ................      65,000         65,099
   (Georgian) Series B 5.20% 07/01/15 ..............     200,000        197,388
   (Montclair State University)
     Series F 5.40% 07/01/25 (AMBAC) ...............      30,000         30,786
   (Princeton Theological)
     Series A 5.00% 07/01/22 .......................      20,000         19,971
   (Richard Stockton College)
     Series C 5.10% 07/01/23 (AMBAC) ...............      70,000         69,898
   (University Medicine & Dentistry)
     5.25% 12/01/21 (AMBAC) ........................      50,000         50,837
                                                                   ------------
                                                                        433,979
                                                                   ------------
                                                        for tax-exempt income 13

TAX-FREE NEW JERSEY FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                           PRINCIPAL     MARKET
                                                             AMOUNT       VALUE
                       ---------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)

HOSPITAL REVENUE BONDS - 7.64%
New Jersey Health Care Facilities Financing Authority
   (AHS Hospital)
    Series A 5.00% 07/01/27 (AMBAC) ......................  $150,000    $147,975
   (Holy Name Hospital)
    5.25% 07/01/20 (AMBAC) ...............................    50,000      50,753
   (JFK Medical Center/Hartwyck)
    5.00% 07/01/18 (MBIA) ................................   100,000      99,503
                                                                       ---------
                                                                         298,231
                                                                       ---------
HOUSING REVENUE BONDS - 1.31%
New Jersey State Housing and Mortgage Finance
   Agency AMT Series A 5.65% 05/01/40
   (AMBAC) ..............................................     50,000      51,121
                                                                       ---------
                                                                          51,121
                                                                       ---------
INDUSTRIAL DEVELOPMENT AUTHORITY
   REVENUE BONDS - 2.67%
New Jersey Economic Development Authority
   (Kapkowski Road Landfill)
   Series A 6.375% 04/01/18 (AMBAC) .....................    100,000     104,065
                                                                       ---------
                                                                         104,065
                                                                       ---------
PARKING REVENUE BONDS - 5.09%
Essex County New Jersey Improvement Authority
   Parking Facility Series B
   5.25% 10/01/27 (MBIA) ................................     40,000      40,615
   5.00% 10/01/22 (AMBAC) ...............................     60,000      59,018
New Brunswick New Jersey Parking Authority
   Revenue 5.00% 01/01/20 (FGIC) ........................    100,000      98,845
                                                                       ---------
                                                                         198,478
                                                                       ---------
PORTS & HARBORS REVENUE BONDS - 3.71%
Delaware River and Bay Authority
   5.25% 01/01/26 (FGIC) ................................     50,000      51,059
Port Authority of New York and New Jersey
   Construction 114th Series 4.75% 08/01/33 .............    100,000      93,579
                                                                       ---------
                                                                         144,638
                                                                       ---------
SCHOOL DISTRICT GENERAL OBLIGATION BONDS -
   10.85%
Freehold Township New Jersey Board of Education
   5.40% 07/15/23 (FSA) .................................     50,000      51,351
Mount Olive Township New Jersey Board
   of Education 5.00% 01/15/19 (FGIC) ...................     25,000      25,047
Newark New Jersey Schools
   5.30% 09/01/15 (MBIA) ................................     50,000      51,939
Sparta Township School District
   5.00% 09/01/20 .......................................    200,000     200,000
Summit New Jersey 4.50% 11/01/18 ........................    100,000      95,225
                                                                       ---------
                                                                         423,562
                                                                       ---------
TERRITORIAL GENERAL OBLIGATION BONDS - 1.32%
Puerto Rico Commonwealth
   5.375% 07/01/21 (MBIA) ...............................     50,000      51,658
                                                                       ---------
                                                                          51,658
                                                                       ---------

TERRITORIAL REVENUE BONDS - 8.02%
Puerto Rico Commonwealth Highway & Transportation
   Authority (Highway Improvements)
   Series Y 5.50% 07/01/26 ..............................   $250,000    $262,633
Puerto Rico Industrial Tourist Educational Medical and
   Environmental Control Facilities
   (Mennonite General Hospital)
   Series A 5.625% 07/01/27 .............................     50,000      50,560
                                                                       ---------
                                                                         313,193
                                                                       ---------
WATER & SEWER REVENUE BONDS - 29.00%
Bayonne New Jersey Municipal Utilities Authority
   Water Systems 5.00% 01/01/28 (MBIA) ..................     50,000      49,544
Essex County New Jersey Improvement Authority Revenue
   Utility System (East Orange Franchise)
   5.00% 07/01/28 (MBIA) ................................    100,000      99,384
Jersey City New Jersey Municipal Utilities
   Authority Sewer Revenue 5.25% 12/01/13 ...............    100,000     107,229
Mount Holly New Jersey Utilities and Sewer
   4.75% 12/01/18 .......................................    140,000     135,289
New Jersey Economic Development Water
   5.00% 11/01/28 .......................................    300,000     291,840
New Jersey Environmental Infrastructure
   4.50% 09/01/18 .......................................    200,000     188,350
North Jersey District Water Supply Series A
   (Wanaque North Project)
   5.125% 11/15/21 (MBIA) ...............................    150,000     150,786
Stafford New Jersey Municipal Utilities Authority
   Water and Sewer Revenue
   5.00% 12/01/22 (FGIC) ................................     60,000      59,012
Wanaque Borough New Jersey Sewer Authority
   Sewer Revenue 5.25% 12/01/21 .........................     50,000      50,242
                                                                       ---------
                                                                       1,131,676
                                                                       ---------
MISCELLANEOUS REVENUE BONDS - 11.77%
Middlesex County New Jersey Improvement Authority
   Revenue 4.70% 09/15/18 ...............................     85,000      81,128
New Jersey State Transportation
   Transportation System
   Series A 4.50% 06/15/19 ..............................    300,000     281,727
Union County New Jersey Utilities Authority
   County Deficiency
   Series A2 5.00% 06/15/28 .............................    100,000      96,564
                                                                       ---------
                                                                         459,419
                                                                       ---------
Total Municipal Bonds (cost $3,713,428)                                3,761,248
                                                                       ---------

TOTAL MARKET VALUE OF SECURITIES - 96.37%
   (cost $3,713,428) ....................................             $3,761,248
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 3.63% .                141,654
                                                                      ----------
NET ASSETS APPLICABLE TO 678,242 SHARES
   OUTSTANDING - 100.00% ................................             $3,902,902
                                                                      ==========

14 for tax-exempt income

TAX-FREE NEW JERSEY FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE
                                ------------------------------------------------


NET ASSET VALUE - TAX-FREE NEW JERSEY FUND A CLASS
   ($2,051,655 / 356,554 SHARES) ...................................       $5.75
                                                                           =====
NET ASSET VALUE - TAX-FREE NEW JERSEY FUND B CLASS
   ($1,680,142 / 291,956 SHARES) ...................................       $5.75
                                                                           =====
NET ASSET VALUE - TAX-FREE NEW JERSEY FUND C CLASS
   ($171,105 / 29,732 SHARES) ......................................       $5.75
                                                                           =====
----------------------
Summary of Abbreviations:
   AMBAC - Insured by AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FSA - Insured by Financial Security Assurance
    MBIA - Insured by the Municipal Bond Insurance Association
----------------------
COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Capital shares (unlimited authorization - no par) ..................  $3,855,082
Net unrealized appreciation of investments .........................      47,820
                                                                      ----------
Total net assets ...................................................  $3,902,902
                                                                      ==========

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE NEW JERSEY FUND
Net asset value A Class (A) ........................................       $5.75
Sales charge (3.75% of offering price or 3.83% of amount invested
   per share) (B) ..................................................        0.22
                                                                           -----
Offering price .....................................................       $5.97
                                                                           =====
----------------------
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP STATE TAX-FREE INCOME TRUST -
TAX-FREE NEW JERSEY FUND
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999
--------------------------------------------------------------------------------
ASSETS:
Investments at market ..............................................  $3,761,248
Interest receivable ................................................      47,678
Subscriptions receivable ...........................................      30,918
Other assets .......................................................      13,969
Cash ...............................................................     273,329
                                                                      ----------
Total assets .......................................................   4,127,142
                                                                      ----------

LIABILITIES:
Payable for securities purchased ...................................     200,222
Other accounts payable and accrued expenses ........................      24,018
                                                                      ----------
   Total liabilities ...............................................     224,240
                                                                      ----------

TOTAL NET ASSETS ...................................................  $3,902,902
                                                                      ==========

Investments at cost ................................................  $3,713,428
                                                                      ==========

                             See accompanying notes
                                                        for tax-exempt income 15


DELAWARE GROUP STATE TAX-FREE INCOME TRUST -
TAX-FREE OHIO FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999
--------------------------------------------------------------------------------
                                                           PRINCIPAL     MARKET
                                                             AMOUNT       VALUE
                       ---------------------------------------------------------
MUNICIPAL BONDS - 96.58%
AIRPORT REVENUE BONDS - 19.64%
Cleveland Ohio Airport Special Revenue (Continental
   Airlines Project) 5.375% 09/15/27 ....................   $130,000    $126,034
Toledo Lucas County Ohio Port Authority Airport
   Revenue Reference Improvement
   Series 1 5.50% 05/15/20 ..............................    175,000     171,997
                                                                        --------
                                                                         298,031
                                                                        --------
CITY GENERAL OBLIGATION BONDS - 3.37%
Elyria Ohio General Obligations
   5.40% 12/01/22 (FGIC) ................................     50,000      51,185
                                                                        --------
                                                                          51,185
                                                                        --------
CONVENTION CENTER/STADIUMS REVENUE BONDS -
   5.33%
Cleveland Ohio Cleveland Stadium Project
   5.25% 11/15/17 (AMBAC) ...............................     50,000      51,440
Hamilton County Football Revenue
   5.00% 12/01/27 (MBIA) ................................     30,000      29,415
                                                                        --------
                                                                          80,855
                                                                        --------
HIGHER EDUCATION REVENUE BONDS - 10.21%
Ohio State Higher Educational Facility Revenue
   (Case Western Reserve University)
   5.125% 10/01/17 ......................................     50,000      50,425
University of Akron Ohio 5.25% 01/01/22
   (AMBAC) ..............................................     50,000      50,648
University of Cincinnati Ohio
   Series T 5.00% 06/01/18 ..............................     55,000      53,864
                                                                        --------
                                                                         154,937
                                                                        --------
HOSPITAL REVENUE BONDS - 7.42%
Lorain County Ohio Hospital Revenue
   Catholic Healthcare Partners
   5.50% 09/01/27 (MBIA) ................................     50,000      51,940
Puerto Rico Industrial Tourist Educational
   Medical and Environmental Control Facilities
   (Mennonite General Hospital)
   Series A 5.625% 07/01/27 .............................    $60,000      60,671
                                                                        --------
                                                                         112,611
                                                                        --------
HOUSING REVENUE BONDS - 6.82%
Franklin County Ohio Mortgage Revenue
   Briggs/Wedgewood
   5.55% 11/20/17 (GNMA) ................................     50,000      51,694
Ohio Housing Finance Agency Mortgage Revenue
   Residential-Series C AMT
   5.75% 09/01/28 (GNMA) ................................     50,000      51,793
                                                                        --------
                                                                         103,487
                                                                        --------
*PRE-REFUNDED BONDS - 4.74%
Ohio State Turnpike Commission Turnpike Revenue
   1996 Series A 5.50% 02/15/26-06 (MBIA) ...............     65,000      71,851
                                                                        --------
                                                                          71,851
                                                                        --------
POLLUTION CONTROL REVENUE BONDS - 12.86%
Ohio State Air Quality Development Authority
   JMG Funding Limited Partnership
   5.625% 10/01/22 (AMBAC) ..............................     65,000      67,556
Pollution Control Series B 6.00% 08/01/20 ...............    125,000     127,611
                                                                        --------
                                                                         195,167
                                                                        --------

TAX-FREE OHIO FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE



POWER AUTHORITY REVENUE BONDS - 6.06%
Cleveland Ohio Public Power Systems Revenue
   5.00% 11/15/24 (MBIA) .................................  $30,000  $   29,698
Puerto Rico Electric Power Authority Power Revenue
   Series X 5.50% 07/01/25 ...............................   60,000      62,198
                                                                     ----------
                                                                         91,896
                                                                     ----------
SCHOOL DISTRICT GENERAL OBLIGATION BONDS -
   7.31%
Brecksville-Broadview Heights Ohio School District
   5.25% 12/01/21 (FGIC) .................................   50,000      50,681
Oak Hills Ohio Local School District
   5.125% 12/01/25 (MBIA) ................................   60,000      60,338
                                                                     ----------
                                                                        111,019
                                                                     ----------
TRANSPORTATION REVENUE BONDS - 12.82%
Dayton Ohio Special Facilities Revenue
   (Air Freight) 6.05% 10/01/09 ..........................  180,000     194,603
                                                                     ----------
                                                                        194,603
                                                                     ----------
Total Municipal Bonds (cost $1,437,941) ..................            1,465,642
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES - 96.58%
   (cost $1,437,941) .....................................           $1,465,642
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 3.42% ..               51,912
                                                                     ----------
NET ASSETS APPLICABLE TO 268,709 SHARES
   OUTSTANDING - 100.00% .................................           $1,517,554
                                                                     ==========

NET ASSET VALUE - TAX-FREE OHIO FUND A CLASS
   ($1,421,553 / 251,710 SHARES) ...................................      $5.65
                                                                     ==========
NET ASSET VALUE - TAX-FREE OHIO FUND B CLASS
   ($80,405 / 14,237 SHARES) .......................................      $5.65
                                                                          =====
NET ASSET VALUE - TAX-FREE OHIO FUND C CLASS
   ($15,596 / 2,762 SHARES) ........................................      $5.65
                                                                          =====
----------------------
Summary of Abbreviations:
   AMBAC - Insured by AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
    GNMA - Insured by the Government National Mortgage Association
    MBIA - Insured by the Municipal Bond Insurance Association
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
----------------------
COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Capital shares (unlimited authorization - no par) .................  $1,490,362
Distributions in excess of net realized gains on investments ......        (509)
Net unrealized appreciation of investments ........................      27,701
                                                                     ----------
Total net assets ..................................................  $1,517,554
                                                                     ==========

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE OHIO FUND
Net asset value A Class (A) .......................................       $5.65
Sales charge (3.75% of offering price or 3.89% of amount invested per
   share) (B) .........................................................    0.22
                                                                          -----
Offering price ........................................................   $5.87
                                                                          =====
----------------------
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

16 for tax-exempt income


DELAWARE GROUP STATE TAX-FREE INCOME TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED FEBRUARY 28, 1999
--------------------------------------------------------------------------------

                                                                                 TAX-FREE        TAX-FREE         TAX-FREE
                                                                           PENNSYLVANIA FUND  NEW JERSEY FUND    OHIO FUND
                                                                           -----------------  ---------------    ---------
INVESTMENT INCOME:
Interest ................................................................     $55,029,022        $111,276          $71,920

EXPENSES:
Management fees .........................................................       5,416,438          12,630            7,534
Distribution expense ....................................................       2,206,116          11,700            3,997
Dividend disbursing and transfer agent fees and expenses ................         675,013           2,507              757
Accounting and administration ...........................................         366,004             901              537
Reports and statements to shareholders ..................................          77,100           1,645            1,300
Taxes (other than taxes on income) ......................................          14,463              84               61
Professional fees .......................................................         122,303           7,912            6,819
Registration fees .......................................................          33,252           3,598            2,650
Custodian fees ..........................................................          38,036           2,377              422
Directors' fees .........................................................          19,350           1,603            1,597
Other ...................................................................         185,595           1,117              406
                                                                              -----------        --------          -------
                                                                                9,153,670          46,074           26,080
Less expenses absorbed or waived ........................................              --         (26,595)         (18,673)
Less expenses paid indirectly ...........................................              --          (2,082)              --
                                                                              -----------        --------          -------
Total expenses ..........................................................       9,153,670          17,397            7,407
                                                                              -----------        --------          -------

NET INVESTMENT INCOME ...................................................      45,875,352          93,879           64,513
                                                                              -----------        --------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments .................................      (1,073,741)             --           15,175
Net change in unrealized appreciation/depreciation of investments .......      (2,219,826)         13,876           (9,770)
                                                                              -----------        --------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..................      (3,293,567)         13,876            5,405
                                                                              -----------        --------          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................     $42,581,785        $107,755          $69,918
                                                                              ===========        ========          =======

                             See accompanying notes
                                                        for tax-exempt income 17


DELAWARE GROUP STATE TAX-FREE INCOME TRUST
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  TAX-FREE                         TAX-FREE
                                                                             PENNSYLVANIA FUND                 NEW JERSEY FUND
                                                                        -----------------------------     -------------------------
                                                                                                                            9/2/97*
                                                                         YEAR ENDED       YEAR ENDED      YEAR ENDED          TO
                                                                           2/28/99          2/28/98         2/28/99        2/28/98
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ................................................  $ 45,875,352     $ 49,910,793     $   93,879     $   24,060
Net realized gain (loss) on investments ..............................    (1,073,741)       4,571,607             --          8,020
Net change in unrealized appreciation/depreciation of investments ....    (2,219,826)      17,799,518         13,876         33,944
                                                                        ------------     ------------     ----------     ----------
Net increase in net assets resulting from operations .................    42,581,785       72,281,918        107,755         66,024
                                                                        ------------     ------------     ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...........................................................   (44,094,893)     (48,278,596)       (64,796)       (23,444)
   B Class ...........................................................    (1,652,189)      (1,549,667)       (27,121)          (600)
   C Class ...........................................................      (128,270)         (82,530)        (1,962)           (16)
Net realized gain on investments:
   A Class ...........................................................   (10,135,844)      (1,387,621)        (5,549)            --
   B Class ...........................................................      (457,794)         (55,005)        (2,531)            --
   C Class ...........................................................       (37,685)          (3,266)           (44)            --
                                                                        ------------     ------------     ----------     ----------
                                                                         (56,506,675)     (51,356,685)      (102,003)       (24,060)
                                                                        ------------     ------------     ----------     ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...........................................................    30,667,419       33,795,787        921,669      1,162,901
   B Class ...........................................................     8,898,276        8,015,562      1,787,503        146,118
   C Class ...........................................................     1,652,106        1,826,972        170,610          2,006
Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
   A Class ...........................................................    32,513,835       28,369,872         64,130         22,067
   B Class ...........................................................     1,335,707          966,811         20,735            346
   C Class ...........................................................       131,038           73,395          1,277             12
                                                                        ------------     ------------     ----------     ----------
                                                                          75,198,381       73,048,399      2,965,924      1,333,450
                                                                        ------------     ------------     ----------     ----------
Cost of shares repurchased:
   A Class ...........................................................   (95,535,313)    (119,106,665)       (81,332)       (85,960)
   B Class ...........................................................    (4,269,130)      (3,827,517)      (274,769)            (6)
   C Class ...........................................................      (336,053)        (558,944)            (3)        (2,118)
                                                                        ------------     ------------     ----------     ----------
                                                                        (100,140,496)    (123,493,126)      (356,104)       (88,084)
                                                                        ------------     ------------     ----------     ----------
Increase (decrease) in net assets derived from capital
   share transactions ................................................   (24,942,115)     (50,444,727)     2,609,820      1,245,366
                                                                        ------------     ------------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS ................................   (38,867,005)     (29,519,494)     2,615,572      1,287,330

NET ASSETS:
Beginning of period ..................................................   957,563,892      987,083,386      1,287,330             --
                                                                        ------------     ------------     ----------     ----------
End of period ........................................................  $918,696,887     $957,563,892     $3,902,902     $1,287,330
                                                                        ============     ============     ==========     ==========


                                                                                  TAX-FREE
                                                                                  OHIO FUND
                                                                         --------------------------
                                                                                           9/2/97*
                                                                         YEAR ENDED           TO
                                                                           2/28/99         2/28/98
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ................................................   $   64,513      $   22,660
Net realized gain (loss) on investments ..............................       15,175           5,456
Net change in unrealized appreciation/depreciation of investments ....       (9,770)         37,471
                                                                          ---------      ----------
Net increase in net assets resulting from operations .................       69,918          65,587
                                                                          ---------      ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...........................................................      (61,390)        (22,660)
   B Class ...........................................................       (2,654)             --
   C Class ...........................................................         (469)             --
Net realized gain on investments:
   A Class ...........................................................      (20,891)             --
   B Class ...........................................................           --              --
   C Class ...........................................................         (249)             --
                                                                          ---------      ----------
                                                                            (85,653)        (22,660)
                                                                          ---------      ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...........................................................      173,857       1,136,860
   B Class ...........................................................      310,000               6
   C Class ...........................................................       15,000               6
Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
   A Class ...........................................................       76,004          21,613
   B Class ...........................................................          480              --
   C Class ...........................................................          708              --
                                                                          ---------      ----------
                                                                            576,049       1,158,485
                                                                          ---------      ----------
Cost of shares repurchased:
   A Class ...........................................................      (11,116)            (10)
   B Class ...........................................................     (233,046)             --
   C Class ...........................................................           --              --
                                                                          ---------      ----------
                                                                           (244,162)            (10)
                                                                          ---------      ----------
Increase (decrease) in net assets derived from capital
   share transactions ................................................      331,887       1,158,475
                                                                          ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS ................................      316,152       1,201,402

NET ASSETS:
Beginning of period ..................................................    1,201,402              --
                                                                          ---------      ----------
End of period ........................................................   $1,517,554      $1,201,402
                                                                         ==========      ==========

----------------------
* Date of commencement of operations.

                             See accompanying notes

18 for tax-exempt income


DELAWARE GROUP STATE TAX-FREE INCOME TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               TAX-FREE PENNSYLVANIA FUND A CLASS
                                                                    ---------------------------------------------------------
                                                                                          YEAR ENDED
                                                                    2/28/99     2/28/98      2/28/97     2/29/96      2/28/95
Net asset value, beginning of year .............................     $8.420      $8.240       $8.460      $8.180       $8.610

Income (loss) from investment operations:
   Net investment income .......................................      0.415       0.430        0.456       0.476        0.494
   Net realized and unrealized gain (loss) on investments ......     (0.034)      0.193       (0.105)      0.330       (0.430)
                                                                   --------    --------     --------    --------     --------
   Total from investment operations ............................      0.381       0.623        0.351       0.806        0.064
                                                                   --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ........................     (0.415)     (0.430)      (0.456)     (0.476)      (0.494)
   Distributions from net realized gain on investments .........     (0.096)     (0.013)      (0.115)     (0.050)        none
                                                                   --------    --------     --------    --------     --------
   Total dividends and distributions ...........................     (0.511)     (0.443)      (0.571)     (0.526)      (0.494)
                                                                   --------    --------     --------    --------     --------
Net asset value, end of year ...................................     $8.290      $8.420       $8.240      $8.460       $8.180
                                                                   ========    ========     ========    ========     ========

Total return(1) ................................................      4.64%       7.78%        4.35%      10.08%        0.91%

Ratios and supplemental data:
   Net assets, end of year (000 omitted) .......................   $871,740    $917,364     $954,258  $1,002,888     $976,313
   Ratio of expenses to average net assets .....................      0.95%       0.94%        0.91%       0.90%        0.90%
   Ratio of net investment income to average net assets ........      4.96%       5.20%        5.52%       5.67%        6.03%
   Portfolio turnover ..........................................        41%         32%          27%         25%          18%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                        for tax-exempt income 19

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                TAX-FREE PENNSYLVANIA FUND B CLASS
                                                                    ----------------------------------------------------------
                                                                                                                     5/2/94(1)
                                                                                             YEAR ENDED                  TO
                                                                    2/28/99     2/28/98      2/28/97     2/29/96      2/28/95
Net asset value, beginning of period ..........................      $8.420      $8.240       $8.460      $8.180       $8.310

Income (loss) from investment operations:
   Net investment income ......................................       0.348       0.370        0.390       0.408        0.353
   Net realized and unrealized gain (loss) on
     investments ..............................................      (0.034)      0.193       (0.105)      0.330       (0.130)
                                                                   --------    --------     --------    --------     --------
   Total from investment operations ...........................       0.314       0.563        0.285       0.738        0.223
                                                                   --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income .......................      (0.348)     (0.370)      (0.390)     (0.408)      (0.353)
   Distributions from net realized gain on investments ........      (0.096)     (0.013)      (0.115)     (0.050)        none
                                                                   --------    --------     --------    --------     --------
   Total dividends and distributions ..........................      (0.444)     (0.383)      (0.505)     (0.458)      (0.353)
                                                                   --------    --------     --------    --------     --------
Net asset value, end of period ................................      $8.290      $8.420       $8.240      $8.460       $8.180
                                                                   ========    ========     ========    ========     ========

Total return(2) ...............................................       3.81%       6.92%        3.52%       9.19%        2.79%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................     $42,994     $37,631      $31,644     $20,861      $10,239
   Ratio of expenses to average net assets ....................       1.75%       1.74%        1.71%       1.71%        1.73%
   Ratio of net investment income to
     average net assets .......................................       4.16%       4.40%        4.72%       4.86%        5.20%
   Portfolio turnover .........................................         41%         32%          27%         25%          18%


[RESTUBBED FROM PREVIOUS TABLE]
                                                                        TAX-FREE PENNSYLVANIA FUND C CLASS
                                                                    ----------------------------------------------
                                                                                                       11/29/95(1)
                                                                                YEAR ENDED                 TO
                                                                    2/28/99      2/28/98     2/28/97     2/29/96
Net asset value, beginning of period ..........................      $8.420       $8.240      $8.460      $8.510

Income (loss) from investment operations:
   Net investment income ......................................       0.355        0.364       0.390       0.102
   Net realized and unrealized gain (loss) on
     investments ..............................................      (0.034)       0.193      (0.105)       none
                                                                   --------     --------    --------    --------
   Total from investment operations ...........................       0.321        0.557       0.285       0.102
                                                                   --------     --------    --------    --------

Less dividends and distributions:
   Dividends from net investment income .......................      (0.355)      (0.364)     (0.390)     (0.102)
   Distributions from net realized gain on investments ........      (0.096)      (0.013)     (0.115)     (0.050)
                                                                   --------     --------    --------    --------
   Total dividends and distributions ..........................      (0.451)      (0.377)     (0.505)     (0.152)
                                                                   --------     --------    --------    --------
Net asset value, end of period ................................      $8.290       $8.420      $8.240      $8.460
                                                                   ========     ========    ========    ========

Total return(2) ...............................................       3.81%        6.92%       3.52%       1.19%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................      $3,963       $2,569      $1,181        $123
   Ratio of expenses to average net assets ....................       1.75%        1.74%       1.71%       1.71%
   Ratio of net investment income to
     average net assets .......................................       4.16%        4.40%       4.72%       4.86%
   Portfolio turnover .........................................         41%          32%         27%         25%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

20 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                                        TAX-FREE
                                                                   TAX-FREE NEW JERSEY       TAX-FREE NEW JERSEY       NEW JERSEY
                                                                      FUND A CLASS              FUND B CLASS         FUND C CLASS(3)
                                                                 -----------------------   -----------------------   ---------------
                                                                               9/2/97(1)                 9/2/97(1)
                                                                 YEAR ENDED       TO        YEAR ENDED      TO         YEAR ENDED
                                                                   2/28/99     2/28/98       2/28/99     2/28/98         2/28/99
Net asset value, beginning of period ..........................     $5.700      $5.500        $5.700      $5.500          $5.700

Income from investment operations:
   Net investment income ......................................      0.256       0.115         0.213       0.069           0.213
   Net realized and unrealized gain on investments ............      0.075       0.200         0.075       0.200           0.075
                                                                  --------    --------      --------    --------        --------
   Total from investment operations ...........................      0.331       0.315         0.288       0.269           0.288
                                                                  --------    --------      --------    --------        --------

Less dividends and distributions:
   Dividends from net investment income .......................     (0.256)     (0.115)       (0.213)     (0.069)         (0.213)
   Distributions from net realized gain on investments ........     (0.025)       none        (0.025)       none          (0.025)
                                                                  --------    --------      --------    --------        --------
   Total dividends and distributions ..........................     (0.281)     (0.115)       (0.238)     (0.069)         (0.238)
                                                                  --------    --------      --------    --------        --------
Net asset value, end of period ................................     $5.750      $5.700        $5.750      $5.700          $5.750
                                                                  ========    ========      ========    ========        ========

Total return(2) .................................................     5.93%       5.77%         5.14%       4.90%           5.14%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................     $2,052      $1,141        $1,680        $146            $171
   Ratio of expenses to average net assets ....................      0.50%       0.88%         1.25%       1.56%           1.25%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ..........      1.75%       1.93%         2.50%       2.61%           2.50%
   Ratio of net investment income to average net assets .......      4.42%       4.23%         3.67%       3.63%           3.67%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly ...............................................      3.17%       3.18%         2.42%       2.58%           2.42%
   Portfolio turnover .........................................         0%         47%            0%         47%              0%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Shares of the Tax-Free New Jersey Fund C Class were initially offered on September 2, 1997. On October 20, 1997, the C Class sold shares which were subsequently repurchased, leaving a balance of 1 share, which is the initial seed purchase, as of February 28, 1998. This shareholder data is not being disclosed because the data is not believed to be meaningful.

                             See accompanying notes
                                                        for tax-exempt income 21

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       TAX-FREE OHIO          TAX-FREE OHIO        TAX-FREE OHIO
                                                                        FUND A CLASS         FUND B CLASS(3)      FUND C CLASS(3)
                                                                  ----------------------     ---------------      ---------------
                                                                               9/2/97(1)
                                                                  YEAR ENDED       TO          YEAR ENDED            YEAR ENDED
                                                                    2/28/99     2/28/98          2/28/99              2/28/99
Net asset value, beginning of period ..........................      $5.730      $5.500           $5.690               $5.690

Income from investment operations:
   Net investment income ......................................       0.272       0.120            0.231                0.231
   Net realized and unrealized gain on investments ............       0.013       0.230            0.053                0.053
                                                                   --------    --------         --------             --------
   Total from investment operations ...........................       0.285       0.350            0.284                0.284
                                                                   --------    --------         --------             --------

Less dividends and distributions:
   Dividends from net investment income .......................      (0.272)     (0.120)          (0.231)              (0.231)
   Distributions from net realized gain on investments ........      (0.093)       none           (0.093)              (0.093)
                                                                   --------    --------         --------             --------
   Total dividends and distributions ..........................      (0.365)     (0.120)          (0.324)              (0.324)
                                                                   --------    --------         --------             --------
Net asset value, end of period ................................      $5.650      $5.730           $5.650               $5.650
                                                                   ========    ========         ========             ========

Total return(2) ...............................................       5.12%       6.41%            4.37%                4.37%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................      $1,422      $1,201              $80                  $16
   Ratio of expenses to average net assets ....................       0.50%       0.88%            1.25%                1.25%
   Ratio of expenses to average net assets prior to
     expense limitation .......................................       1.86%       1.93%            2.61%                2.61%
   Ratio of net investment income to average net assets .......       4.75%       4.38%            4.00%                4.00%
   Ratio of net investment income to average net assets
     prior to expense limitation ..............................       3.39%       3.33%            2.64%                2.64%
   Portfolio turnover .........................................         45%         66%              45%                  45%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Shares of the Tax-Free Ohio Fund B and C Classes were initially offered on September 2, 1997. For the period September 2, 1997 through February 28, 1998, there was no shareholder activity besides the initial seed purchase of 1 share. This shareholder data is not being disclosed because the data is not believed to be meaningful.

                             See accompanying notes

22 for tax-exempt income


DELAWARE GROUP STATE TAX-FREE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Delaware Group State Tax-Free Income Trust (the "Trust") is registered as a non-diversified open-end investment company under the Investment Company Act of 1940, as amended. The Trust is organized as a Pennsylvania trust and offers three series: the Tax-Free Pennsylvania Fund, the Tax-Free New Jersey Fund, and the Tax-Free Ohio Fund (each referred to as a "Fund" or collectively as the "Funds"). The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Tax-Free Pennsylvania Fund seeks as high a level of current income exempt from federal income tax and Pennsylvania state income tax as is consistent with preservation of principal. The Tax-Free New Jersey Fund seeks as high a level of current income exempt from federal income tax and New Jersey state income tax as is consistent with preservation of principal. The Tax-Free Ohio Fund seeks as high a level of current income exempt from federal income tax and Ohio state income tax as is consistent with preservation of principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Trust:

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. The custodian bank of the Trust has agreed to waive its custodial fees when a fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. Such fee waivers are included in the Statement of Operations as expenses paid indirectly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends from net investment income daily and pays such dividends monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Trust are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Fund pays Delaware Management Company (DMC), the Investment Manager, an annual fee which is calculated daily at the rate of 0.60% of the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million, less all amounts paid to the directors, for the Tax-Free Pennsylvania Fund, and 0.55% of the first $500 million of average daily net assets, 0.525% on the next $500 million and 0.50% on the average daily net assets over $1 billion, for the Tax-Free New Jersey Fund and the Tax-Free Ohio Fund.

DMC has elected to waive its fees and reimburse the Tax-Free New Jersey Fund and the Tax-Free Ohio Fund to the extent that annual operating expenses exclusive of distribution expenses exceed 0.25% of average daily net assets through July 31, 1999. On February 28, 1999, the Tax-Free Pennsylvania Fund had a liability for investment management fees and other expenses payable to DMC of $74,636.

The Trust has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. On February 28, 1999, the Tax-Free Pennsylvania Fund had a liability payable to DSC of $31,798.

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Tax-Free Pennsylvania Fund and 0.25% of the average daily net assets of the Tax-Free New Jersey Fund and the Tax-Free Ohio Fund A Classes and 1.00% of the average daily net assets of the B and C Class for all three Funds.

For the year ended February 28, 1999, DDLP earned $100,877, $1,731 and $383 for commissions on sales of the A class shares for the Tax-Free Pennsylvania Fund, the Tax-Free New Jersey Fund and the Tax-Free Ohio Fund, respectively.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Trust. These officers, trustees and employees are paid no compensation by the Trust.

3. Investments
During the year ended February 28, 1999, each Fund had purchases and sales of investment securities other than temporary cash investments as follows:

                                 TAX-FREE            TAX-FREE         TAX-FREE
                            PENNSYLVANIA FUND    NEW JERSEY FUND     OHIO FUND
                            -----------------    ---------------     ---------
Purchases: ............        $376,776,549         $2,472,586       $892,614
Sales: ................         442,498,036                 --        608,595

At February 28, 1999, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each fund was as follows:

                                 TAX-FREE            TAX-FREE         TAX-FREE
                            PENNSYLVANIA FUND    NEW JERSEY FUND     OHIO FUND
                            -----------------    ---------------     ---------
Cost of investments ......    $847,658,942         $3,713,428       $1,438,221
                              ============         ==========       ==========
Aggregate unrealized
  appreciation ...........    $ 56,927,835         $   61,386       $   29,037
Aggregate unrealized
  depreciation ...........        (895,421)           (13,566)          (1,616)
                              ------------         ----------       ----------
Net unrealized
  appreciation ...........    $ 56,032,414         $   47,820       $   27,421
                              ============         ==========       ==========
                                                        for tax-exempt income 23

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                   TAX-FREE PENNSYLVANIA FUND    TAX-FREE NEW JERSEY FUND     TAX-FREE OHIO FUND
                                                   --------------------------    ------------------------   ----------------------
                                                                                                9/2/97*                   9/2/97*
                                                    YEAR ENDED    YEAR ENDED      YEAR ENDED       TO       YEAR ENDED       TO
                                                      2/28/99       2/28/98         2/28/99     2/28/98       2/28/99     2/28/98
Shares sold:
   A Class .....................................    3,665,847     4,077,711         159,315     211,252        30,632     205,829
   B Class .....................................    1,063,689       971,854         310,636      25,584        54,573           1
   C Class .....................................      197,267       220,582          29,510         365         2,636           1

Shares issued upon reinvestment of distributions
  from net investment income and net realized
  gain on investments:
   A Class .....................................    3,887,283     3,420,943          11,163       3,894        13,367       3,809
   B Class .....................................      159,712       116,535           3,597          61            85          --
   C Class .....................................       15,678         8,828             221           2           125          --
                                                  -----------   -----------        --------    --------      --------    --------
                                                    8,989,476     8,816,453         514,442     241,158       101,418     209,640
                                                  -----------   -----------        --------    --------      --------    --------

Shares repurchased:
   A Class .....................................  (11,413,196)  (14,384,144)        (14,068)    (15,002)       (1,925)         (2)
   B Class .....................................     (509,600)     (460,334)        (47,921)         (1)      (40,422)         --
   C Class .....................................      (40,253)      (67,700)             --        (366)           --          --
                                                  -----------   -----------        --------    --------      --------    --------
                                                  (11,963,049)  (14,912,178)        (61,989)    (15,369)      (42,347)         (2)
                                                  -----------   -----------        --------    --------      --------    --------

Net increase (decrease) ........................   (2,973,573)   (6,095,725)        452,453     225,789        59,071     209,638
                                                  ===========   ===========        ========    ========      ========    ========

----------------------
*  Date of commencement of operations.

5. Lines of Credit
The Trust has a committed line of credit for $29.1 million for the Tax-Free Pennsylvania Fund, $100,000 for the Tax-Free New Jersey Fund and $100,000 for the Tax-Free Ohio Fund. No amount was outstanding at February 28, 1999, or at any time during the fiscal year.

6. Market and Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

24 for tax-exempt income

DELAWARE GROUP STATE TAX-FREE INCOME TRUST
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP STATE TAX-FREE INCOME TRUST

We have audited the accompanying statements of net assets of Delaware Group State Tax-Free Income Trust (the "Trust") (comprised of Tax-Free Pennsylvania Fund, Tax-Free New Jersey Fund, and Tax-Free Ohio Fund) and the statement of assets and liabilities of Tax-Free New Jersey Fund as of February 28, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Delaware Group State Tax-Free Income Trust at February 28, 1999, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP
                                             --------------------------
Philadelphia, Pennsylvania
April 9, 1999

THIS ANNUAL REPORT IS FOR THE INFORMATION OF TAX-FREE PENNSYLVANIA FUND, TAX-FREE New Jersey Fund, and Tax-Free Ohio Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for the appropriate Funds, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Directors

JEFFREY J. NICK
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

WAYNE A. STORK
Chairman
Delaware Management Holdings, Inc.
Philadelphia, PA

JAN R. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

[photo to globes]

directors
& officers

--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Tax-Free Pennsylvania Fund, Tax-Free New Jersey Fund and Tax-Free Ohio Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

[photo of globes]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Printed in the USA
on recycled paper

(1606)
AR-007[2/99]TKO4/99

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.